UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2022

BOLT BIOTHERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39988	47-2804636
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Chesapeake Drive Redwood City, California		94063
(Address of Principal Executive Offices)		(Zip Code)

(650) 665-9295

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s):	Name of Exchange on Which Registered:
Common Stock, par value $0.00001 per share	“BOLT”	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

On January 25, 2022, Bolt Biotherapeutics, Inc. (the “Company”) entered into an amended and restated supply agreement with EirGenix, Inc. (the “Amended Supply Agreement”), which amends the original supply agreement with EirGenix, Inc. (“EirGenix”) dated March 10, 2019, pursuant to which EirGenix agreed to supply to the Company, on a non-exclusive basis, bulk drug substance of EG12014, its monoclonal antibody being developed as a biosimilar of trastuzumab, which the Company uses in the manufacture of its BDC-1001 HER2 Boltbody ISAC. The Amended Supply Agreement, among other things, requires the constitution of a joint steering committee, amends the forecasting schedules and methods of addressing any order delays or cancellations, and adjusts supply pricing based on the scale of production. The remaining terms and conditions under the Amended Supply Agreement remained substantially the same as the original supply agreement.

Under the Amended Supply Agreement, EirGenix provides the Company with its regulatory data package containing the sections of chemistry, manufacturing and control of drug substance EG12014 to facilitate the Company’s development and commercialization efforts, and the Company is required to make milestone payments to EirGenix up to an aggregate of $2.0 million based upon achievement of certain regulatory milestones by the Company’s HER2 Boltbody ISAC. The agreement will remain in effect as long as the Company, or any of its affiliates or licensees, continue to pursue the development or commercialization of any Boltbody ISAC containing drug substance EG12014, unless earlier terminated in accordance with the terms of the Amended Supply Agreement.

The foregoing description of the material terms of the Amended Supply Agreement is qualified in its entirety by reference to the full text of the Amended Supply Agreement, which the Company intends to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, to be filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bolt Biotherapeutics, Inc.
Dated: January 25, 2022
	By:	/s/ William P. Quinn
William P. Quinn
Chief Financial Officer